UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 14, 2016

Green Dot Corporation
(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34819	95-4766827
(Commission File Number)	(IRS Employer Identification No.)

3465 East Foothill Blvd Pasadena, CA 91107	(626) 765-2000
(Address of Principal Executive Offices)	(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 14, 2016, the Board of Directors (the “Board”) of Green Dot Corporation (the “Company”) approved and adopted Amendment No. 2 (the “Bylaw Amendment”) to the Company’s Amended and Restated Bylaws (the “Bylaws”).
The Bylaw Amendment revises Section 1.11 of the Bylaws to require that a stockholder who gives notice to the Company with respect to the nomination of a director for election to the Board pursuant to and as required by Section 1.11 of the Bylaws include in such notice (1) certain information establishing that the nomination and election of the director nominee to the Board would not violate applicable state or federal laws, rules or regulations applicable to depository institutions or their holding companies and that all regulatory approvals, non-objections and non-control determinations required thereunder for the proposed nomination or election of such nominee have been obtained and (2) an agreement from such nominee to, if elected to the Board, abide by the Company’s Corporate Governance Guidelines, Director Code of Business Conduct and Ethics and other applicable policies and guidelines.
The foregoing description of the Bylaw Amendment does not purport to be complete and is qualified in its entirety by reference to the amended and restated Bylaws, as amended by the Bylaw Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 8.01     Other Events.
On December 14, 2016, the Board approved, and will seek stockholder approval at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) to adopt, an amendment (the “Amendment”) to the Company’s certificate of incorporation to declassify the Board, such that, after an initial transition period, all directors will be elected annually. If the Amendment is approved by the Company’s stockholders at the Annual Meeting, directors elected prior to the Annual Meeting would be able to complete their respective three-year terms; directors completing their terms at the Annual Meeting and at subsequent annual meetings of stockholders, if nominated and elected at subsequent annual meetings of stockholders, would be elected to one-year terms (and all directors would stand for annual elections commencing with the 2019 Annual Meeting of Stockholders).
    A copy of the press release announcing the foregoing is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
Important Additional Information and Where You Can Find It
The Company intends to file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the 2017 Annual Meeting of Stockholders (the “Proxy Statement”). The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from stockholders in respect of the 2017 Annual Meeting of Stockholders. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s proxy statement for the 2016 Annual Meeting of the Stockholders, filed with the SEC on April 18, 2016. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the 2016 proxy statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of the Company’s Board of Directors for election at the 2017 Annual Meeting of Stockholders will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain a copy of the definitive proxy statement and other documents filed by the Company free of charge from the SEC’s website, www.sec.gov. Green Dot stockholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to Green Dot Corporation, 3465 East Foothill Blvd., Pasadena, California 91107, Attn: Investor Relations, or from the Company’s website, www.greendot.com.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Number	Description
3.1	Amended and Restated Bylaws of the Registrant.
99.1	Press release, dated December 19, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN DOT CORPORATION

By:	/s/ John C. Ricci
John C. Ricci
General Counsel and Secretary

Date: December 19, 2016

Exhibit Index

Number	Description
3.1	Amended and Restated Bylaws of the Registrant.
99.1	Press release, dated December 19, 2016